UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2005

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5800 Armada Drive, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 602-3292

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

5.02(b):

On April 17, 2005, Dr. John S. Martinez notified the Company that he was resigning as a director of the Company effective as of Friday, April 22, 2005. Dr. Martinez' resignation did not express any disagreement with the Company involving any aspect of the Company’s operations, internal controls, policies or practices and the Company is not aware of any such basis for his resignation.

5.02(d):

On April 20, 2005, the Board of Directors took action by written consent to accept the resignation of Dr. Martinez and to elect Dr. J. Paul Gilman as a director effective April 22, 2005 to fill the vacancy created by Dr. Martinez’ resignation. In connection with its ongoing review of the composition of the Board, during the past several months the Board’s Nominating and Corporate Governance Committee interviewed several candidates for director. After reviewing in detail the background and experience of Dr. Gilman, the Committee agreed that he is well-qualified and would make an important addition to the Company’s Board of Directors and recommended that he be included in the Company’s slate of director nominees for approval by the shareholders at the next Annual Meeting of Shareholders to be held on June 24, 2005.

Dr. Gilman has not been appointed to any Committee of the Board of Directors and at the time of this report he is not expected to be appointed to a Board Committee prior to the upcoming Annual Meeting. There are no arrangements or understandings between Dr. Gilman and any other persons pursuant to which Dr. Gilman was selected as a director. Since January 1, 2004, there have been no transactions, and there are no currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which Dr. Gilman had, or will have, a direct or indirect material interest.

Item 8.01. Other Events.

On April 21, 2005, the Company issued a press release relating to the information contained in this Form 8-K, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

In this Press Release the Company also announced that its Annual Meeting of Shareholders will be held on Friday, June 24, 2005 at the Marriott, 2000 Faraday Avenue, Carlsbad, California.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release of the Company, dated April 21, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

April 21, 2005	By:	Joseph G. Martinez

Name: Joseph G. Martinez
Title: Sr. V.P. & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company, dated April 21, 2005